UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported January 26, 2013): January 31, 2013

INKSURE TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)
000-24431	84-1417774
(Commission File Number)	(IRS Employer Identification No.)

589 Fifth Avenue, Suite 401, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

    (646) 233-1454
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

It is with great sadness that Inksure Technologies Inc., or the Company, announces the death of Pierre L. Schoenheimer, a long-time member of the Company’s Board of Directors, on January 26, 2013. Mr. Schoenheimer served as a member of the Board’s Audit Committee and a member of the Board’s Compensation Committee.

The Company is grateful for Mr. Schoenheimer’s invaluable experience and his professional leadership.  Everyone at the Company extends heartfelt condolences to his family, friends and colleagues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES INC.

By:	/s/ Tal Gilat
Name:	Tal Gilat
Title:	President and Chief Executive Officer

Date:  January 31, 2013